UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report : October 30, 2003

Date of earliest event reported: October 30, 2003

PRECISION CASTPARTS CORP.
(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue
Suite 440
Portland, Oregon 97239-4254
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

ITEM 5.	OTHER EVENTS

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act with respect to Precision Castparts Corp.’s acquisition of SPS Technologies, Inc. expired at 11:59 p.m. EST on October 29, 2003, without further extension. A copy of PCC’s press release is attached as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)          Exhibits

Exhibit 99.1    Precision Castparts Corp. press release dated October 30, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	October 30, 2003	By:	/s/ William D. Larsson
		Name:	William D. Larsson
		Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Precision Castparts Corp. press release dated October 30, 2003.